UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2008
COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51044 (Commission File Number)	01-0668846 (IRS Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada (Address of principal executive offices)		89101 (Zip Code)
Registrant’s telephone number, including area code: (702) 878-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
     In a press release issued on March 7, 2008, Community Bancorp (the “Company”) announced that its Executive Vice President and Chief Operating Officer, Lawrence K. Scott, and Executive Vice President and Chief Financial Officer, Patrick Hartman, will make a presentation on March 11, 2008, at the Sandler O’Neill & Partners West Coast Financial Services Conference. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
     The presentation slides will be available on the Company’s website at www.communitybanknv.com, under the heading “Investors” on March 11, 2008. Investors may view the presentation via webcast at www.sandleroneill.com.
Item 9.01 Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) The following exhibits are included with this Report:

Exhibit
Number	Description
99.1	Press release dated March 7, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP

(Registrant)

Date:	March 11, 2008

/s/Edward M. Jamison

Edward M. Jamison, President, Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated March 7, 2008